Exhibit 10.1

AMENDMENT NO. 1

TO

NOTE AMENDMENT AND EXCHANGE AGREEMENT

Dated as of January 28, 2009

This Amendment No. 1 (the “Amendment”) to the Note Amendment and Exchange Agreement (the “Agreement”) dated November 17, 2003 by and among Oscient Pharmaceuticals Corporation (formerly known as Genome Therapeutics Corp.) (the “Parent”) and each of the holders set forth on Schedule A and Schedule B of the Agreement (the “Holders”) is entered into as of the date first written above. Capitalized terms used and not otherwise defined in this Amendment are used herein as defined in the Agreement.

1. Amendments to Article I. The definition of “Parent,” “Initial Conversion Price” and “Maturity Date” in Article I of the Agreement are hereby amended and restated in their entirety as follows:

“Parent” means Oscient Pharmaceuticals Corporation (formerly known as Genome Therapeutics Corp.)”

“Initial Conversion Price” means $1.10.

“Maturity Date” means December 1, 2009.

2. Amendment to Add Article XV. The Agreement is hereby amended to add a new Article XV which shall read in its entirety as follows:

ARTICLE XV

ADDITIONAL EXCHANGE PRIVILEGES

SECTION 15.1. Optional Exchange of Parent Note for 12.50% Convertible Guaranteed Senior Notes due 2011.

(a) At anytime prior to two (2) Business Days before the Maturity Date a Holder of a Parent Note may exchange all, but not less than all, of its Parent Note for a 12.50% Convertible Guaranteed Senior Note due 2011 (“New Note”) of the Parent in a principal amount equal to the principal amount and accrued interest of such Parent Note. The New Notes shall be issued pursuant to the Indenture dated November 25, 2008 by and among the Parent, Guardian II Acquisition Corporation and U.S. Bank National Association (the “Indenture”) and shall be substantially in the form set out in Exhibit A. The exchange of a Parent Note into a New Note shall be deemed to be the satisfaction in full of the Parent’s obligations under such Parent Note.

(b) The New Notes will be issuable in denominations of $1,000 and any integral multiple of $1,000 above that amount (the amount, if any, in excess of such integral multiple, the “Excess Amount”). Any Excess Amount due to a Holder upon exchange will be settled by issuing to such Holder the number of shares of Common Stock of the Parent obtained by dividing such Excess Amount by the then-effective Conversion Price. The Parent will not issue fractional shares of Common Stock and instead will deliver a check in an amount equal to the value of such fraction computed on the basis of the closing price of the Parent’s Common Stock on the date of the exchange.

(c) New Notes shall bear the following legend:

THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT HERETO OR THERETO UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(d) Any shares of Common Stock issuable upon conversion of the New Notes shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE AMENDMENT NO. 1 TO THE NOTE AMENDMENT AND EXCHANGE AGREEMENT DATED NOVEMBER 17, 2003 BY AND AMONG OSCIENT PHARMACEUTICALS CORPORATION (THE “COMPANY”) AND THE OTHER PARTIES LISTED ON THE SIGNATURE PAGES THERETO, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

(e) Removal of legends.

(i) In connection with a sale of the New Notes or any shares of Common Stock that have been issued upon the conversion thereof pursuant to an effective registration statement governing such securities, the Parent agrees that it shall facilitate the delivery of such New Notes or certificates representing such shares of Common Stock, as applicable, which shall be free, to the extent permitted by this Amendment and under applicable law, of all restrictive legends.

(ii) If the New Notes or any shares of Common Stock issued upon the conversion thereof become eligible for sale pursuant to Rule 144, the Parent shall, without any request or action on the part of the Holders, remove the legends set forth on such securities pursuant to Rule 144 at the one year anniversary of the issuance of the New Notes. Notwithstanding the prior sentence, a Holder may request that the Parent remove the legends at any time prior to the one year anniversary of the New Notes. Any Holder requesting the removal of such legend shall deliver or cause to be delivered to the Parent a certificate executed by such Holder requesting removal of the legends and an opinion of such Holder’s counsel, such certificate and opinion to be in form and substance reasonably satisfactory to the Parent. Upon receipt of such certificate and opinion, Parent shall remove the legends set forth on such securities.

SECTION 15.2. Exchange Procedure.

(a) To exchange a Parent Note for a New Note, a Holder must (1) provide written notice to the Parent specifying that it is exchanging its Parent Note in the form provided on Exhibit B hereto, (2) surrender its Parent Note to the Parent at the following address: 1000 Winter Street, Suite 2200, Waltham, Massachusetts 02451 and (3) furnish to the Trustee under the Indenture a completed Internal Revenue Service Form W-9. The date on which a Holder satisfies the foregoing requirements is the date of the exchange (the “Exchange Date”). As soon as practicable, and in any event within ten (10) days following the Exchange Date, the Parent shall deliver or cause to be delivered to such Holder a New Note and, if applicable, any shares of Common Stock and a check in lieu of any fractional shares to which such Holder is entitled as a result of the exchange. Holders shall also be responsible for paying any transfer or similar tax, if required, in connection with the exchange of the Parent Notes for New Notes.

(b) For the avoidance of doubt, the last day a Holder may exchange is Parent Note is two Business Days prior to the Maturity Date.

3. Amendment to Add Article XVI. The Agreement is hereby amended to add a new Article XVI which shall read in its entirety as follows:

ARTICLE XVI

REGISTRATION RIGHTS

SECTION 16.1. Registration Rights.

The Parent shall:

(a) no later than twenty (20) days following the date of this Amendment (the “Filing Date”), prepare and file with the Commission a Registration Statement on Form S-1 (the “Registration Statement”) relating to the resale of the New Notes and the shares of Common Stock issuable upon the conversion thereof by the Holders;

(b) no later than ten (10) days following the date of this Amendment (the “Request Date”), provide a draft of the Registration Statement relating to the resale of the New Notes and the shares of Common Stock issuable upon the conversion thereof by the Holders, to the Holders (via e-mail addresses provided on Exhibit C) and requesting the necessary information from the Holders to complete the Registration Statement within seven (7) days of the receipt of the Registration Statement;

(c) use its commercially reasonable efforts, subject to receipt of the necessary information from the Holders described in (b) above, to cause the Commission to declare the Registration Statement effective as promptly as practicable after the Registration Statement is filed by the Parent, but in no case later than 120 days after the Filing Date;

(d) promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) such time as all of the New Notes and shares of Common Stock issuable upon the conversion thereof have been sold pursuant to the Registration Statement, (ii) the one year anniversary date of the issuance of the New Notes; (iii) the date that is two Business Days prior to the Maturity Date of the Parent Notes, if at such time no Holders of Parent Notes have exchanged Parent Notes for New Notes; or (iv) such time as all New Notes and shares of Common Stock issuable upon the conversion thereof held by the Holders have been sold pursuant to an exemption from Registration;

(e) in consultation with its counsel, file documents required of the Parent for compliance with Blue Sky requirements in states specified in writing by the Holder; provided, however, that the Parent shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses in connection with the procedures in paragraphs (a) through (d) of this Section 16.1, other than fees and expenses, if any, of counsel or other advisers to the Holders or underwriting discounts, brokerage fees and commissions incurred by the Holders, if any in connection with the offering of the New Notes and the shares of Common Stock issuable upon the conversion thereof pursuant to the Registration Statement;

(g) advise the Holder (via e-mail addresses provided on Exhibit C) as promptly as reasonably possible following the time when: (i) the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; (ii) the Parent receives notice or obtains knowledge of the issuance of any stop order by the Commission delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of the New Notes and shares of Common Stock issuable upon the conversion thereof under state securities or “blue sky” laws; and (iii) the financial statements included in any Registration Statement become ineligible for inclusion therein or the Parent receives notice or obtains knowledge of the existence of any fact or the happening of any event that makes any statement of a material fact in the Registration Statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or which results in an omission of a material fact necessary in order to make the statement contained therein in light of the circumstances in which it was made not misleading;

(h) in order to enable the Holders to sell the Shares under Rule 144 to the Securities Act, for a period of one year from the issuance of the New Notes, use its commercially reasonable efforts to comply with the requirements of Rule 144, including without limitation, use its commercially reasonable efforts to comply with the requirements of Rule 144(c) with respect to public information about the Parent and to timely file all reports required to be filed by the Parent under the Exchange Act; and

(i) upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings with respect to the Registration Statement under the Securities Act, (B) the occurrence of any event or the existence of any fact as a result of which the Registration Statement or the related prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made or (C) the occurrence or existence of any pending corporate development (a “Material Event”) that, in the reasonable discretion of the Parent, makes it appropriate to suspend the availability of the Registration Statement and the related prospectus, the Parent must promptly give notice to the Holders (via the e-mail addresses provided on Exhibit C) that the availability of the Registration Statement is suspended (a “Suspension Notice”) and, upon receipt of any Suspension Notice, each Holder agrees not to sell any New Note or shares of Common Stock issuable upon the conversation therefore pursuant to the Registration Statement until such Holder’s is advised in writing by the Parent that the prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus (such period, the “Suspension Period”). The Parent will use its commercially reasonable efforts to ensure that the use of the prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the judgment of the Parent, the Registration Statement or the prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made and (z) in the case of clause (C) above, as soon as, in the reasonable discretion of the Parent, such suspension is no longer appropriate.

To the extent that (i) the Parent fails to comply with its obligations under Section 16.1(a) or 16.1(c) above or (ii) a Suspension Period extends more than an aggregate of ninety (90) days during the period during which the Registration Statement is required to be effective under Section 16.1(d) above (each event referred to in clause (i) and (ii) is referenced as an “Event” and the duration of any such Event, including the date of the Event but excluding the date on which the Event is no longer continuing is referred to as a “Damages Accrual Period”), then the Parent will make payments to the Holders, as liquidated damages and not as a penalty, in an amount (the “Liquidated Damages Amount”) equal to 0.5% of the aggregate principal value of the New Notes held by Holders as determined on the last business day for any 30-day Damages Accrual Period (or pro rata for any portion thereof during which an Event occurred), or, without duplication, in the case of shares of Common Stock received upon the Conversion of the New Notes, 0.5% of the aggregate Closing Sales Price as determined at the time the shares of Common Stock were exchanged for the New Notes times the number of such shares of Common Stock held by each Holder to be paid on the last business day of each 30-day Damages Accrual Period (or pro rata for any portion thereof during which an Event occurred). Notwithstanding the foregoing, the Parent will not be liable to any Holder for any Liquidated Damages Amounts once the aggregate number of days in all Damages Accrual Periods has exceeded 180 days. In addition, no Liquidated Damages Amounts shall accrue as to any New Note from and after the date on which the Registration Statement is no longer required to be effective under Section 16.1(d). The rate of accrual of the Liquidated Damages Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events. Following the cure of all Events requiring the payment by the Parent of Liquidated Damages Amounts to the Holders pursuant to this Section, the accrual of Liquidated Damages Amounts shall cease (without in any way limiting the effect of any subsequent Event requiring the payment of Liquidated Damages Amount by the Parent).

SECTION 16.2. Transfer of Shares After Registration. Each Holder agrees that it will not effect any disposition of the New Notes and shares of Common Stock issuable upon the conversion thereof that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities laws, except as contemplated in the Registration Statement referred to in Section 16.1 or as otherwise permitted by law, and that it will promptly notify the Parent of any changes in the information set forth in the Registration Statement regarding the Holder or its plan of distribution.

SECTION 16.3. Indemnification.

(a) The Parent agrees to indemnify, defend and hold harmless each Holder, each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a “Controlling Person”) and the respective officers, directors, partners, employees, representatives and agents of the Holders or any Controlling Person (each, an “Indemnified Party”), from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Indemnified Party may incur or become subject to under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A of the Securities Act, or the prospectus, in the final form filed with the Commission pursuant to Rule 424(b) of the Securities Act, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any subsequent amendment or supplement thereto or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in the Registration Statement or the Prospectus or in any amendment or supplement thereto or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and the Parent shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, damage, expense, liability, claim or action in respect thereof; provided, however, that the Parent will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Parent by or on behalf of the Holder expressly for use therein, or (ii) the failure of a Holder to comply with its covenants and agreements contained in this Amendment or the Agreement, or (iii) the inaccuracy of any representation or warranty made by a Holder in this Amendment or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder.

(b) Each Holder, severally and not jointly, agrees to indemnify, defend and hold harmless the Parent, its directors, officers, employees, representatives, agents and any person who controls the Parent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Parent Indemnified Party”) from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Parent Indemnified Party may incur or become subject to under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in information furnished in writing by or on behalf of such Holder to the Parent expressly for use in the Registration Statement or Prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in the Registration Statement or Prospectus or in any amendment or supplement thereto or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, in each case in connection with such information furnished in writing by or on behalf of such Holder to the Parent expressly for such use; and, subject to the limitation set forth immediately preceding this clause, each Holder shall reimburse, as incurred, the Parent for any legal or other expenses reasonably incurred by the Parent or any such controlling person in connection with investigating or defending any loss, damage, expense, liability, claim or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Parent or any of its controlling persons.

(c) If any action, suit or proceeding (each, a “Proceeding”) is brought against any person in respect of which indemnity may be sought pursuant to either subsection (a) or (b) of this Section 16.3, such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing of the institution of such Proceeding and the Indemnifying Party shall assume the defense of such Proceeding; provided, however, that the omission to notify such Indemnifying Party shall not relieve such Indemnifying Party from any liability which it may have to such Indemnified Party or otherwise. Such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the employment of such counsel shall have been authorized in writing by such Indemnifying Party in connection with the defense of such Proceeding or such Indemnifying Party shall not have employed counsel to have charge of the defense of such Proceeding within thirty (30) days of the receipt of notice thereof or such Indemnified Party shall have reasonably concluded upon the written advice of counsel that there may be one or more defenses available to it that are different from, additional to or in conflict with those available to such Indemnifying Party (in which case such Indemnifying Party shall not have the right to direct that portion of the defense of such Proceeding on behalf of the Indemnified Party, but such Indemnifying Party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnifying Party), in any of which events such reasonable fees and expenses shall be borne by such Indemnifying Party and paid as incurred (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel in any one Proceeding or series of related Proceedings together with reasonably necessary local counsel representing the Indemnified Parties who are parties to such action). An Indemnifying Party shall not be liable for any settlement of such Proceeding effected without the written consent of such Indemnifying Party, but if settled with the written consent of such Indemnifying Party, such Indemnifying Party agrees to indemnify and hold harmless an Indemnified Party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse such Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then such Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than sixty (60) Business Days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given such Indemnifying Party at least thirty (30) days’ prior notice of its intention to settle. No Indemnifying Party shall, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such Indemnified Party.

(d) If the indemnification provided for in this Section 16.3 is unavailable to an Indemnified Party under subsections (a) and (b) of this Section 16.3 in respect of any losses, damages, expenses, liabilities, claims or actions referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities, claims or actions (i) in such proportion as is appropriate to the reflect fault of the Parent on the one hand and of the Holders on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities, claims or actions, as well as any other relevant equitable considerations. The relative fault of the Parent on the one hand and of the Holders on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Parent or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities, claims and actions referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Proceeding.

(e) The Parent and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 16.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d) above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ respective obligations to contribute pursuant to this Section 16.3 are several and not joint. The remedies provided for in this Section 16.3 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 16.3 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder or the Parent, or the Parent’s officers or directors or any person controlling the Parent and (iii) the sale of any New Notes and shares of Common Stock issuable upon the Conversion thereof by any Holder.

SECTION 16.4. Termination of Conditions and Obligations. The conditions precedent imposed by Section 16.2 upon the transferability of the securities purchased pursuant to this Amendment shall cease and terminate as to any particular number of securities upon the earlier of (i) the one year anniversary date of the issuance of the New Notes and (ii) at such time as an opinion of counsel satisfactory in form and substance to the Parent shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

SECTION 16.5. Information Available. The Parent, upon the reasonable request of the Holder, shall make available for inspection by each Holder and any attorney, accountant or other agent retained by the Holder, all financial and other records, pertinent corporate documents and properties of the Parent, and cause the Parent’s officers, employees and independent accountants to supply all information reasonably requested by the Holder or any such underwriter, attorney, accountant or agent in connection with the Registration Statement.

4. Amendment to Add Article XVII. The Agreement is hereby amended to add a new Article XVII which shall read in its entirety as follows:

ARTICLE XVII

PRIVATE PLACEMENT

REPRESENTATIONS AND WARRANTIES OF EACH HOLDER

SECTION 17.1. Private Placement. Each Holder hereby severally, and not jointly, represents and warrants to the Parent, as to itself and as to no other Person, as of the date hereof, as of the Exchange Date, and as of the date that the New Notes are converted into shares of Common Stock, as follows:

(a) Such Holder is (i) an “accredited investor” as defined in Rule 501 of Regulation D of the Securities Act and (ii) acquiring the New Notes and any shares of Common Stock issuable upon the conversion thereof, as the case may be, for its own account, for investment, and not with a view to the distribution thereof in violation of any securities laws.

(b) Such Holder understands (i) that the offering of the New Notes and any shares of Common Stock issued upon the conversion thereof are intended to be exempt from registration under the Securities Act pursuant to Section 4(2) and Regulation D thereof and (ii) that there is no existing public or other market for the New Notes.

(c) Such Holder (either alone or together with its advisors) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the New Notes and any shares of Common Stock issuable upon the conversion thereof, and is capable of bearing the economic risks of such investment.

(d) Such Holder understands that the New Notes and any shares of Common Stock issuable upon the conversion thereof will be issued in a transaction exempt from the registration or qualification requirements of the Securities Act and applicable state securities laws, and that such securities must be held indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and such laws or is exempt from such registration or qualification.

(e) Such Holder (i) has had full access to all of the information it considers necessary or appropriate to make an informed investment decision with respect to the New Notes and the shares of Common Stock issuable upon the conversion thereof, (ii) has had the opportunity to discuss with management of Parent the intended business and financial affairs of Parent and to obtain information (to the extent Parent possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to it or to which it had access and (iii) can bear the economic risk of (x) an investment in the New Notes and any shares of Common Stock issuable upon the conversion thereof indefinitely and (y) a total loss in respect of such investment, and has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of and from an investment decision with respect to its investment in the New Notes and any shares of Common Stock issuable upon the conversion thereof and to protect its own interest in connection with such investment.

(f) Such Holder has not taken any action that would entitle any Person to any commission or broker’s fee in connection with the transactions contemplated by this Amendment.

SECTION 17.2. Enforceability. The execution and delivery by such Holder of this Amendment will result in legally binding obligations enforceable against it and the other parties hereto in accordance with the respective terms and provisions hereof.

5. Amendment to Add Article XVIII. The Agreement is hereby amended to add a new Article XVIII which shall read in its entirety as follows:

ARTICLE XVIII

LIMITATION ON COMMON STOCK OWNERSHIP BY MAVERICK ENTITIES

SECTION 18.1. Exercise Limitations; Holder’s Restrictions. Notwithstanding anything to the contrary contained in the Indenture, the Agreement, the Amendment or any New Note or any Parent Note and other than with respect to those event listed in Section 18.2 below, the Parent or its successor shall not effect any conversion of the New Note or Parent Note that is in the discretion of Maverick Fund II, Ltd., Maverick Fund USA, Ltd., Maverick Fund, L.D.C. and their affiliates (each a “Maverick Entity” and, together, the “Maverick Entities”), and the Maverick Entities shall not have the right to voluntarily convert any portion of the New Note or Parent Note, nor shall any Maverick Entity submit any notice of conversion (“Notice”), pursuant to Article 14 of the Indenture or Section 5 of the New Notes or Section 8.1 of the Agreement or the Parent Notes, to the extent that after giving effect to such voluntary conversion (together with any interest payment payable in shares of Common Stock under the Indenture or New Notes at the election of the Parent or its successor, a “Voluntary Conversion”), the Maverick Entities in the aggregate would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such Voluntary Conversion. Each delivery of a Notice by a Maverick Entity of a Parent Note or New Note, as applicable, will constitute a representation by such Maverick Entity that it has evaluated the limitations set forth in this Section 18.1 and determined, based on the most recent public filings by the Parent with the Securities and Exchange Commission, that the issuance of the full number of shares of Common Stock to which the Maverick Entity is entitled upon submitting the Notice is permitted hereunder. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this paragraph, in determining the number of outstanding shares of Common Stock, a Maverick Entity may rely on the number of outstanding shares of Common Stock as reflected in (x) the Parent or its successor’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Parent or its successor or (z) any other notice by the Parent or its successor or the Parent or its successor’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Maverick Entity, the Parent or its successor shall within two Trading Days confirm orally and in writing to such Maverick Entity the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Parent or its successor, including the New Notes or Parent Notes, by the Maverick Entity or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Parent or its successor, any Maverick Entity may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 19.99% specified in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Parent. The provisions of this Section 18.1 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 18.1 to correct this Section 18.1 (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. Notwithstanding anything to the contrary contained in Section 14 of the Indenture or Section 5 of the New Notes, or in this Amendment or in the Parent Notes or New Notes, any Voluntary Conversion of the New Notes or Parent Notes that would result, after giving effect to such Voluntary Conversion, in the Maverick Entity beneficially owning in excess of the Maximum Percentage of the number of shares of Common Stock outstanding immediately after giving effect to such conversion shall be reduced to allow the Maverick Entities to own no more than the Maximum Percentage. To the extent that any of the Maverick Entities seek to exercise concurrently, any reduction in the intended exercise shall be allocated on a pro rata basis among the exercising Maverick Entities. Notwithstanding anything to the contrary contained herein, nothing herein shall limit or restrict in any way the Parent or its successor’s right to exercise its Automatic Conversion (as defined in the Indenture) rights under Section 14.14 of the Indenture or to issue Additional PIK Securities (as defined in the Indenture) in lieu of cash interest on the New Notes.

SECTION 18.2. Termination of Exercise Limitation; Termination of Holder’s Restriction. Section 18.1 shall terminate immediately upon the occurrence of any one of the following events:

(a) the filing of a Schedule TO by any entity with respect to the Parent or its successor with respect to a transaction that if consummated would result in a “Fundamental Change” as defined on the date hereof in the indenture for the New Notes filed as an exhibit to Form S-4/A on November 20, 2008; or

(b) the filing of (1) a Schedule 14A or 14C or any successor schedule thereto or (2) Forms S-4 or F-4 or any successor form thereto by any entity with respect to the Parent or its successor in connection with a transaction that if consummated would result in a “Fundamental Change” as defined on the date hereof in the indenture for the New Notes filed as an exhibit to Form S-4/A on November 20, 2008.

SECTION 18.3. Survivability. So long as any Maverick Entity shall own any Parent Notes and New Notes, Section 18 of this Amendment shall survive this Amendment and shall continue to be in full force and effect.

6. Amendment to Article IX. The Agreement is hereby amended to delete Section 9.2 in its entirety.

7. Agreement to Exchange. On the date of this Amendment, each Holder agrees to exchange its outstanding Parent Note for a new Parent Note in the form attached hereto as Exhibit D.

8. Expenses. The Parent shall pay all reasonable attorneys’ fees and expenses incurred by the Holders that have executed this Amendment in connection with the preparation of this Amendment including any preliminary discussions related thereto. The parties agree that the amount of such fees and expenses shall be substantially in the amount that has been provided to the Company on or before the date hereof. In addition, the Parent shall pay, all reasonable attorneys’ fees and expenses incurred by the Holders in connection with the enforcement of any rights hereunder or any work-out negotiations relating to the Parent Notes or New Notes; provided, however, that such fees and expenses shall not in the aggregate exceed $500,000. Payment of expenses shall be subject to the provision of reasonable documentation.

9. Miscellaneous. Except as otherwise expressly amended by this Amendment, the terms of the Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

OSCIENT PHARMACEUTICALS CORPORATION

By:	/s/ Philippe M. Maitre
Name:
Title:

[Signature Page to Amendment]

HOLDERS:

BB BIOVENTURES L.P.

By:	BAB BioVentures L.P.,
its General Partner

By:	BAB BioVentures N.V.,
its General Partner

By:	/s/ Luke Evnin
Name:
Title:

MPM BIOVENTURES PARALLEL FUND, L.P.

By:	MPM BioVentures I LP,
its General Partner

By:	MPM BioVentures I LLC,
its General Partner

By:	/s/ Luke Evnin
Name:
Title:

MPM ASSET MANAGEMENT INVESTORS 1998 LLC

By:	/s/ Luke Evnin
Name:
Title:

[Signature Page to Amendment]

HOLDERS:

MAVERICK FUND II, LTD.

By:	Maverick Capital, Ltd.,
Its Investment Manager

By:	/s/ John T. McCafferty
Name:	John T. McCafferty
Title:	Limited Partner & General Counsel

MAVERICK FUND USA, LTD.

By:	Maverick Capital, Ltd.,
Its Investment Manager

By:	/s/ John T. McCafferty
Name:	John T. McCafferty
Title:	Limited Partner & General Counsel

MAVERICK FUND, L.D.C.

By:	Maverick Capital, Ltd.,
Its Investment Manager

By:	/s/ John T. McCafferty
Name:	John T. McCafferty
Title:	Limited Partner & General Counsel

[Signature Page to Amendment]

HOLDERS:

/s/ David B. Singer
DAVID B. SINGER

[Signature Page to Amendment]

HOLDERS:

WILLIAM J. RUTTER REVOCABLE TRUST U/A/D 4/11/02

By:	/s/ William J. Rutter
Name:
Title:

/s/ William H. Rutter
WILLIAM H. RUTTER

/s/ Cynthia S. Rutter
CYNTHIA S. RUTTER

[Signature Page to Amendment]

Exhibit A

FORM OF FACE OF SECURITY

[INCLUDE FOR PRIVATE PLACEMENT SECURITY - THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE OF HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT HERETO OR THERETO UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.]

[INCLUDE IF SECURITY IS A GLOBAL SECURITY - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE THREE OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

Oscient Pharmaceuticals Corporation

12.50% Convertible Guaranteed Senior Notes Due 2011

No. [    ]                    CUSIP NO. [*]                 U.S.$[            ]

Oscient Pharmaceuticals Corporation, a corporation duly organized and validly existing under the laws of the Commonwealth of Massachusetts (herein called the “Company”), which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [            ], or registered assigns, the principal sum of [ ] United States Dollars ($ ) [INCLUDE IF SECURITY IS A GLOBAL SECURITY — (which amount may from time to time be increased or decreased by adjustments made on the

A-1

records of the Trustee, as custodian for the Depositary, in accordance with the rules and procedures of the Depositary)] on January 15, 2011 and to pay interest on said principal sum semi-annually on April 15 and October 15 of each year, commencing April 15, 2009, except that the final payment date shall be January 15, 2011, at the rate of 12.50 % per annum. Interest on this Security shall accrue from the most recent date to which interest has been paid, or if no interest has been paid, from [*] until the Principal Amount is paid or duly made available for payment. Except as otherwise provided in the Indenture, the interest payable on this Security pursuant to the Indenture on any April 15 or October 15 will be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Record Date, which shall be April 1 and October 1 (whether or not a Business Day) next preceding such April 15 or October 15, respectively. Payment of the principal of and interest accrued on this Security shall be made by check mailed to the address of the Holder of this Security specified in the register of Securities, or, upon written application by a Holder of an aggregate Principal Amount of greater than U.S.$2 million to the Security Registrar setting forth wire instructions not later than ten days prior to the payment date, such Holder may receive payment by wire transfer in immediately available funds, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. With respect to any payments of interest in the form of Additional PIK Securities, payments shall be (i) mailed to the person entitled thereto as shown on the register for the definitive Securities as of the relevant Record Date or (ii) deposited into the account specified by the Holder or Holders thereof as of the relevant Record Date if the Securities are held in global form. Alternatively, the Company may direct the Paying Agent to make the appropriate amendments to the schedule of principal amounts of the relevant Global Securities outstanding for which Additional PIK Securities will be issued and arrange for deposit into the account specified by the Holder or Holders thereof as of the relevant Record Date.

The Issue Date of this Security is [*].

Reference is made to the further provisions of this Security set forth on the reverse hereof, including, without limitation, provisions giving the Company the right to repurchase this Security commencing October 15, 2010, the right of the Holder of this Security to convert this Security into Common Stock of the Company, the right of the Company to automatically convert this Security into Common Stock and the right of the Holder of this Security to require the Company to repurchase this Security upon certain events, in each case, on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used but not defined herein shall have such meanings as are ascribed to such terms in the Indenture.

This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

OSCIENT PHARMACEUTICALS CORPORATION

By:
Authorized Signatory

FORM OF REVERSE OF SECURITY

This Security is one of a duly authorized issue of Securities of the Company, designated as its 12.50% Convertible Guaranteed Senior Notes Due 2011 (the “Securities”), all issued or to be issued under and pursuant to an Indenture, dated as of November 25, 2008 (the “Indenture”), between the Company, Guardian II Acquisition Corporation (the “Guarantor”) and U.S. Bank National Association (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities.

The indebtedness evidenced by the Securities is unsecured and unsubordinated senior indebtedness of the Company and ranks equally with the Company’s other unsecured and unsubordinated senior indebtedness.

The indebtedness evidenced by the Securities is unconditionally guaranteed by the Guarantor and secured by assets of the Guarantor as provided by the Indenture and the Collateral Documents.

1. Redemption at the Option of the Company. No sinking fund is provided for the Securities. The Securities are redeemable as a whole, or from time to time in part, at any time commencing on October 15, 2010 at the option of the Company at a redemption price (the “Redemption Price”) equal to 100%, expressed as a percentage of the Principal Amount of Securities to be redeemed, together with accrued and unpaid interest to, but excluding, the Redemption Date.

2. Repurchase by the Company at the Option of the Holder Upon a Fundamental Change. Subject to the terms and conditions of the Indenture, the Company shall become obligated, at the option of the Holder, to repurchase the Securities if a Fundamental Change occurs at any time prior to the Stated Maturity at 100% of the Principal Amount plus accrued and unpaid interest to, but excluding, the Fundamental Change Repurchase Date (the “Fundamental Change Repurchase Price”), which Fundamental Change Repurchase Price will be paid in cash; provided that if a Fundamental Change results from a Change of Control Event, the Company may elect, subject to the satisfaction of certain conditions described in the Indenture, to pay all or a portion of the Fundamental Change Repurchase Price in Common Stock or a combination of cash and Common Stock. The number of shares of Common Stock a Holder will receive will equal the quotient obtained by dividing (i) the portion of the Fundamental Change Repurchase Price to be paid in shares of Common Stock by (ii) 97% of the average Closing Price of the shares of Common Stock for the five Trading Day period ending on the second Business Day immediately preceding the Fundamental Change Repurchase Date, subject to adjustment as described in the Indenture. Notwithstanding the foregoing, a Holder will not have the right to require the Company to repurchase the Securities upon a Change of Control Event constituting a Fundamental Change if the Closing Price per share of the Company’s Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change of Control Event and the public announcement of the Change of Control Event equals or exceeds 110% of the Conversion Price of the Securities in effect on each of those five Trading Days.

3. Withdrawal of Fundamental Change Repurchase Notice. Holders have the right to withdraw, in whole or in part, any Fundamental Change Repurchase Notice, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

4. Payment of Redemption Price and Fundamental Change Repurchase Price. If cash (and/or Common Stock, if permitted under the Indenture) sufficient to pay the Redemption Price or Fundamental Change Repurchase Price as the case may be, of all Securities or portions thereof to be redeemed or repurchased on a Redemption Date or on a Fundamental Change, as the case may be, is deposited with the Paying Agent on the Business Day following the Redemption Date or the Fundamental Change Repurchase Date, as the case may be, the Securities to be redeemed or repurchased will cease to be outstanding and interest will cease to accrue on such Securities (or portions thereof) immediately after such Redemption Date or Fundamental Change Repurchase Date, as the case may be, and the Holder thereof shall have no other rights as such (other than the right to receive the Redemption Price or Fundamental Change Repurchase Price as the case may be) upon surrender of such Security.

5. Conversion. Subject to the terms and conditions of the Indenture, a Holder may convert each of its Securities into shares of Common Stock at an initial conversion rate of 909.0909 shares per $1,000 Principal Amount of Securities (the “Conversion Rate”), at any time prior to the close of business on January 14, 2011. The Conversion Rate in effect at any given time is subject to adjustment. A Holder may convert fewer than all of such Holder’s Securities so long as the Securities converted are an integral multiple of $1,000 principal amount. Accrued and unpaid interest and Liquidated Damages, if any, will be deemed paid in full rather than canceled, extinguished or forfeited; provided, that if this Security shall be surrendered for conversion during the period from close of business on any Record Date for the payment of interest through the close of business on the Business Day next preceding the following Interest Payment Date, such Security (or portion thereof being converted) must be accompanied by an amount, in funds acceptable to the Company, equal to the interest payable on such Interest Payment Date on the Principal Amount being converted; provided, however, that no such payment shall be required if there shall exist at the time of conversion a default in the payment of interest on the Securities.

In addition, to the extent the Holder elects to convert this Security into shares of Common Stock in connection with a transaction that constitutes a Fundamental Change that occurs on or prior to January 15, 2011, pursuant to which 10% or more of the consideration for the Common Stock (other than cash payments for fractional shares) in such Fundamental Change transaction consists of cash or securities (or other property) that are not traded or scheduled to be traded immediately following such transaction on a United States national securities exchange or the Nasdaq Global Market, the Company will increase the Conversion Rate for any Securities surrendered for conversion as set forth in Section 12.08 of the Indenture.

[INCLUDE IF SECURITY IS A GLOBAL SECURITY — In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Depositary.]

If an Event of Default shall occur and be continuing, the Principal Amount plus accrued and unpaid interest, through such date on all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

6. Automatic Conversion by the Company. If at any time the Closing Price of the shares of Common Stock exceeds 130% of the Conversion Price for at least 20 Trading Days during any consecutive 30 Trading Day period ending within five Trading Days prior to the notice of Automatic Conversion, the Company may elect to automatically convert this Security pursuant to the terms of the Indenture. In the event that the date that this Security or any portion hereof (in integral multiples of $1,000) will be automatically converted occurs on or prior to the date that is one year from the Issue Date, the Company will pay to the Holder an Additional Interest Payment in cash or, at the Company’s option, shares of Common Stock, valued at 90% of the Automatic Conversion Price that is in effect at that time, or a combination of cash and shares of Common Stock.

7. Voluntary Conversion by the Holder. If a Holder elects to voluntarily convert this Security, or any portion hereof (in integral multiples of $1,000), at any time on or prior to the date that is two years from the Issue Date, the Holder will receive an Additional Interest Payment in cash or, at the Company’s option, shares of Common Stock, or a combination of cash and shares of Common Stock, upon conversion so long as the Company has not previously mailed an Automatic Conversion Notice to Holders. In the event that the Company elects to pay all or any portion of the Additional Interest Payment, if any, on the Securities in shares of Common Stock upon a voluntary conversion, such shares of Common Stock will be valued at the Conversion Price then in effect.

8. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate Principal Amount of the Outstanding Securities. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate Principal Amount of the Outstanding Securities, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of any provision of or applicable to this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

9. Defaults and Remedies. Under the Indenture, Events of Default include: (1) default by the Company and the Guarantor in the payment of interest on any Securities when due and payable and such default continues for a period of 30 days; (2) default by the Company and the Guarantor in the payment of the Principal Amount, Redemption Price, Additional Interest Payment or Fundamental Change Repurchase Price on any Security when it becomes due and payable; (3) default in the performance of any covenant, agreement or condition of the Company or the Guarantor under the Indenture, the Securities or the Collateral Documents (other than a default in (1) or (2) above) and such default continues for a period of 60 days after there has been given written notice of such failure (other than the Company’s obligations to timely file its annual and quarterly reports as set forth in the Indenture) to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in aggregate Principal Amount of the Outstanding Securities; (4) default in the Company’s obligation to convert the Securities into shares of its Common Stock upon exercise of a Holder’s conversion rights; (5) default by the Company or any Subsidiary in the payment of the principal or interest on any loan agreement or other instrument under which there may be outstanding, or by which there may be evidenced, any debt for borrowed money in excess of $20.0 million in the aggregate of the Company and any Subsidiary (other than indebtedness for borrowed money secured only by the real property to which the indebtedness relates and which is non-recourse to the Company or to such Subsidiary), resulting in such debt becoming or declared due and payable prior to its stated maturity, and such acceleration has not been rescinded or annulled within 30 days after written notice has been received by the Company or such Subsidiary from the Trustee or by the Trustee, the Company and such Subsidiary by Holders of at least 25% in Principal Amount of Outstanding Securities (and such default has not been remedied or cured by the Company within the applicable cure period); (6) failure by the Company to give the Fundamental Change Company Notice; (7) failure by the Company to file its annual or quarterly reports with the Commission in accordance with the Indenture or to comply with the requirements of Section 314(a)(1) of the Trust Indenture Act (subject to the requirements in the Indenture to provide notice and the extension rights provided to the Company in the Indenture); and (8) certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor. If an Event of Default (other than as a result of certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate Principal Amount of the Outstanding Securities may declare the Principal Amount plus accrued and unpaid interest on all the Outstanding Securities to be due and payable immediately, all as and to the extent provided in the Indenture. If an Event of Default occurs as a result of certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor, the Principal Amount plus accrued and unpaid interest on all Outstanding Securities shall become due and payable immediately without any declaration or other Act on the part of the Trustee or any Holder.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in aggregate Principal Amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity satisfactory to it, the Trustee shall not have received from the Holders of a majority in Principal Amount of Outstanding Securities a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of said principal hereof or interest hereon on or after the respective due dates expressed herein or for the enforcement of any conversion right.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company and the Guarantor, which is absolute and unconditional, to pay the Principal Amount or Fundamental Change Repurchase Price of or interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

10. Denominations; Transfer; Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate Principal Amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form in denominations of $1,000 and any integral multiple of $1,000 above that amount, as provided in the Indenture and subject to certain limitations therein set forth. The Additional PIK Securities issued in payment of interest will be issued in denominations of $1,000 and integral multiples of $1,000 with fractional interest paid in cash. Payments to be made in respect of any such fractional interests shall be rounded to the nearest dollar. Securities are exchangeable for a like aggregate Principal Amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

11. Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

12. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

13. Security; Intercreditor Agreement. In order to secure the payment of the Secured Obligations, the Guarantor has entered or will enter into the Collateral Documents to create, perfect and protect security interests in the Collateral on a second priority basis, subject to the First Lien Obligations and other Permitted Liens, in accordance with the terms of the Collateral Documents and the Intercreditor Agreement. In the event of a conflict between the terms of the Indenture, the Collateral Documents and the Intercreditor Agreement with respect to the Collateral, the Intercreditor Agreement shall control; provided, that, in the event of a conflict between the terms of the Indenture, the Collateral Documents and the Intercreditor Agreement with respect to the duties and obligations of the Trustee and Collateral Agent to the Holders, the terms of the Indenture shall govern and control. The Holder, by its acceptance of this Security, agrees to all of the terms and provisions of the Collateral Documents and the Intercreditor Agreement.

14. Governing Law. This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

If you want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to:

(Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint                                               agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Signed:

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:

Note: Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

CONVERSION NOTICE

If you want to convert this Security into Common Stock of the Company, check the box:

To convert only part of this Security, state the Principal Amount to be converted (which must be $1,000 or an integral multiple of $1,000): $

If you want the stock certificate made out in another person’s name, fill in the form below:

(Insert other person’s social security or tax ID no.)

(Print or type other person’s name, address and zip code)

Date:	Signed:

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:

Note: Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank National Association, as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

FORM OF FUNDAMENTAL CHANGE REPURCHASE NOTICE

                , 20

Attention: [Institutional Trust Services]

Re:	Oscient Pharmaceuticals Corporation (the “Company”)

12.50% Convertible Guaranteed Senior Notes Due 2011

This is a Fundamental Change Repurchase Notice as defined in Section 12.08 of the Indenture dated as of November 25, 2008 (the “Indenture”) between the Company, Guardian II Acquisition Corporation, as Guarantor and U.S. Bank National Association, as Trustee. Terms used but not defined herein shall have the meanings ascribed to them in the Indenture.

Certificate No(s). of Securities:

I intend to deliver the following aggregate Principal Amount of Securities for purchase by the Company pursuant to Section 12.08 of the Indenture (in multiples of $1,000):

$

I hereby agree that the Securities will be purchased as of the Fundamental Change Repurchase Date pursuant to the terms and conditions thereof and of the Indenture.

Signed:

Social Security or Other Taxpayer Identification Number

Exhibit B

CONVERSION NOTICE

If you want to convert this Parent Note into a New Note of the Parent, check the box: ☐

Date:

Signed:
By:

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:

Note: Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the US Bank National Association, or any successor trustee under the Indenture governing the New Notes, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the such trustee in addition to, or in substitution for, STAMP.

Exhibit C

[HOLDER ADDRESSES]

Exhibit D

FORM OF NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OTHER THAN PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

NOTE

$	, 2004

FOR VALUE RECEIVED, the undersigned, Oscient Pharmaceuticals Corporation, a Massachusetts corporation (the “Company”), hereby promises to pay              (the “Payee”), or order, on the Maturity Date                      Dollars ($            ). The Company promises to pay interest from the date hereof, computed as provided in the Note Amendment and Exchange Agreement (as defined below), on the aggregate principal amount of this Note from time to time unpaid at the per annum rate of five percent (5%).

Payments hereunder shall be made to the Payee at the address provided in the Note Amendment and Exchange Agreement.

This Note evidences the borrowing under, and is entitled to the benefits, and is subject to the provisions of, the Note Amendment and Exchange Agreement dated as of November 17, 2003, as from time to time in effect (the “Note Amendment and Exchange Agreement”), among the Company, the Payee and the other note purchasers identified therein.

Terms defined in the Note Amendment and Exchange Agreement and not otherwise defined herein are used herein with the meanings so defined.

In case an Event of Default shall occur and be continuing, the entire principal of this Note may become or be declared due and payable in the manner and with the effect provided in the Note Amendment and Exchange Agreement.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

The parties hereto, including the Company and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Note Amendment and Exchange Agreement, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

IN WITNESS WHEREOF, the undersigned has caused this note to be issued as of the date first written above.

OSCIENT PHARMACEUTICALS CORPORATION

By:
Name:
Title:

CONVERSION NOTICE

To convert this Parent Note into Common Stock, check the box: ☐

To convert only part of this Parent Note, state the principal amount to be converted (must be in multiples of $1,000):

$

If you want the stock certificate made out in another person’s name, fill in the form below:

(Insert other person’s social security number or tax I.D. number)

(Print or type other person’s name, address and zip code)

Date:	Signature(s):

(Sign exactly as your name(s) appear(s) on the face of the Parent Note)

OPTION TO ELECT REDEMPTION UPON A LIQUIDATION EVENT

Certificate No. of Parent Note:

If you want to elect to have this Parent Note purchased in whole by Parent pursuant to Article VI of the Note Amendment and Exchange Agreement, check the box: ☐

If you want to elect to have only part of this Parent Note purchased by the Parent pursuant to Article VI of the Note Amendment and Exchange Agreement state the principal amount:

$

(in an integral multiple of $1,000)

Date:	Signature(s):

(Sign exactly as your name(s) appear(s) on the face of the Parent Note)